                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 15, 1999
                             MCN Energy Group Inc.
             (Exact name of registrant as specified in its charter)


         MICHIGAN                     1-10070                    38-2820658
State of Incorporation           (Commission File            (I.R.S. Employer
                                      Number)               Identification No.)




 500 GRISWOLD STREET, DETROIT, MICHIGAN                           48226
(Address of principal executive offices)                        (Zip Code)


              Registrant's telephone number, including area code:
                                 (313) 256-5500

Item 5. Other Events

The registrant is filing herewith the following in connection with management's decision, in August 1999, to retain its natural gas producing properties in Michigan. In the 1998 MCN Annual Report on Form 10-K/A, MCN accounted for its Exploration & Production (E&P) segment, which included these properties, as a discontinued operation. Accordingly, E&P's operating results for prior periods have been reclassified from discontinued operations to continuing operations. The decision to retain these properties was based on the interaction of two factors. MCN significantly revised its strategic direction. Key aspects of the new corporate strategy include a Midwest-to-Northeast regional focus rather than a North American focus, and an emphasis on achieving operational efficiencies and growth through the integration of existing businesses. Shortly thereafter, the bid for the Michigan properties was lowered significantly. The lower price was unacceptable, especially in light of MCN's new strategic direction.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MCN ENERGY GROUP INC.



Date: October 15, 1999                      By:  /s/ GERARD KABZINSKI
                                                ---------------------
                                                  Gerard Kabzinski
                                                  Vice President and Controller
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                               INDEX TO EXHIBITS


     EXHIBIT
     NUMBER                        EXHIBIT

     27-1               MCN 1998 Financial Data Schedule
     27-2               MCN 1997 Financial Data Schedule
     27-3               MCN 1996 Financial Data Schedule
     99-1               MCN Energy Group Inc. 1998 Annual Report reflecting the
                        Exploration and Production segment reclassified as a continuing operation.

     99-2               March 31, 1999 and June 30, 1999
                        Quarterly Operating Results and Common Stock Prices